Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Build-A-Bear Workshop, Inc. (the “Company”) on Form 10-K for the period ended December 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tina Klocke, Chief Financial Bear, Secretary and Treasurer of the Company, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2008	/s/ Tina Klocke
Tina Klocke
Chief Financial Bear, Treasurer and Secretary
Build-A-Bear Workshop, Inc.